NEWS	Exhibit 99.1

Mark Graff
Group Vice President, IR & Finance
(813) 830-5311
Bloomin’ Brands Announces Private Offering of
$300 Million of Senior Notes Due 2029

TAMPA, Fla., April 6, 2021 - Bloomin’ Brands, Inc. (Nasdaq: BLMN) today announced its intention to offer, subject to market and other conditions, $300.0 million aggregate principal amount of senior unsecured notes due 2029 (the “notes”) in a private offering only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).

The notes will be issued jointly and severally by Bloomin’ Brands and its wholly-owned subsidiary OSI Restaurant Partners, LLC. The notes will be guaranteed by each of Bloomin’ Brands’ existing and future domestic restricted subsidiaries (other than OSI Restaurant Partners, LLC) that are guarantors or borrowers under its senior secured credit facilities or certain other indebtedness.

Bloomin’ Brands intends to use the proceeds from the notes offering to repay a portion of its outstanding borrowings under its existing senior secured credit facilities, and to pay fees and expenses related to the offering. Concurrent with the offering, Bloomin’ Brands intends to refinance its existing senior secured credit facilities by entering into new senior secured credit facilities. At the time of this release, the size, tenor, terms and pricing of the proposed new senior secured credit facilities are not final. The consummation of the notes offering is conditioned upon the closing of the new senior secured credit facilities and the consummation of the new senior secured credit facilities is conditioned upon the consummation of the sale of the notes.

The offer and sale of the notes have not been, and will not be, registered under the Securities Act or any other applicable securities laws, and thus, the notes may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

This press release does not and will not constitute an offer to sell, or the solicitation of an offer to buy, the notes or any other securities, nor will there be any sale of the notes or any other securities, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful.

About Bloomin’ Brands, Inc.
Bloomin’ Brands, Inc. is one of the largest casual dining restaurant companies in the world with a portfolio of leading, differentiated restaurant concepts. Bloomin’ Brands has four founder-inspired brands: Outback Steakhouse, Carrabba’s Italian Grill, Bonefish Grill and Fleming’s Prime Steakhouse & Wine Bar. Bloomin’ Brands operates more than 1,450 restaurants in 47 states, Guam and 20 countries, some of which are franchise locations.

Forward-Looking Statements
This press release includes forward-looking statements concerning Bloomin’ Brands’ expectations, anticipations, intentions, beliefs or strategies regarding the future, including statements regarding the offering of the notes, the anticipated terms of the notes being offered, the completion, timing and size of the proposed offering, and the intended use of the net proceeds. Generally, these statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “feels,” “seeks,” “forecasts,” “projects,” “intends,” “plans,” “may,” “will,” “should,” “could” or “would” or, in each case, their negative or other variations or comparable terminology, although not all forward-looking statements are accompanied by such terms.

These forward-looking statements include all matters that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the Company’s forward-looking statements. These risks and uncertainties include, but are not limited to, consumer reactions to public health and food safety issues; the severity, extent and duration of the COVID-19 pandemic, its impacts on our business and results of operations, financial condition and liquidity, including any adverse impact on our stock price and on the other factors listed below, and the responses of domestic and foreign federal, state and local governments to the pandemic; minimum wage increases and additional mandated employee benefits; our ability to compete in the highly competitive restaurant industry with many well-established competitors and new market entrants; economic conditions and their effects on consumer confidence and discretionary spending, consumer traffic, the cost and availability of credit and interest rates; our ability to recruit and retain high-quality leadership, restaurant-level management and team members; our ability to preserve and grow the reputation and value of our brands, particularly in light of changes in consumer engagement with social media platforms and limited control with respect to the operations of our franchisees; our ability to protect our information technology systems from interruption or security breach, including cyber security threats, and to protect consumer data and personal employee information; fluctuations in the price and availability of commodities; dependence on a limited number of suppliers and distributors to meet our beef and other major product supply needs; the effects of international economic, political, and social conditions and legal systems on our foreign operations and on foreign currency exchange rates; our ability to comply with governmental laws and regulations, the costs of compliance with such laws and regulations and the effects of changes to applicable laws and regulations, including tax laws and unanticipated liabilities, and the impact of any litigation; our ability to effectively respond to changes in patterns of consumer traffic, consumer tastes and dietary habits, including by maintaining relationships with third party delivery apps and services; our ability to implement our remodeling, relocation and expansion plans due to uncertainty in locating and acquiring attractive sites on acceptable terms, obtaining required permits and approvals, recruiting and training necessary personnel, obtaining adequate financing and estimating the performance of newly opened, remodeled or relocated restaurants; seasonal and periodic fluctuations in our results and the effects of significant adverse weather conditions and other disasters or unforeseen events; the effects of our substantial leverage and restrictive covenants in our various credit facilities on our ability to raise additional capital to fund our operations, to make capital expenditures to invest in new or renovate restaurants and to react to changes in the economy or our industry, and our exposure to interest rate risk in connection with our variable-rate debt; and any impairment in the carrying value of our goodwill or other intangible or long-lived assets and its effect on our financial condition and results of operations. Bloomin’ Brands cannot provide any assurances regarding the final terms of the offer, the notes or the credit refinancing described in this press release or its ability to effectively apply the net proceeds. Bloomin’ Brands may not consummate the proposed offering or credit refinancing and, if the proposed offering and credit refinancing are not both consummated, neither will occur.

Further information on potential factors that could affect the financial results of the Company and its forward-looking statements is included in its most recent Annual Report on Form 10-K filed with the SEC on February 24, 2021 and subsequent filings with the Securities and Exchange Commission. The Company assumes no obligation to update any forward-looking statement, except as may be required by law. These forward-looking statements speak only as of the date of this release. All forward-looking statements are qualified in their entirety by this cautionary statement.

2